Fees Summary	Jun. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 209,587,500
Previously Paid Amount	19,296.02
Total Fee Amount	28,944.03
Total Offset Amount	0.00
Net Fee	$ 9,648.01